Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$16,964,183
Unrealized Gain (Loss) on Market Value of Commodity Futures	5,612,388
Dividend Income	4,841
Interest Income	92
ETF Transaction Fees	700
Total Income (Loss)	$22,582,204

Expenses
Management Fees	$167,084
Professional Fees	15,844
Brokerage Commissions	13,890
Directors' Fees and insurance	4,403
SEC & FINRA Registration Expense	3,363
Total Expenses	$204,584
Net Income (Loss)	$22,377,620

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/22	$234,520,505
Additions (150,000 Shares)	6,923,393
Withdrawals (100,000 Shares)	(4,693,385)
Net Income (Loss)	22,377,620

Net Asset Value End of Month	$259,128,133
Net Asset Value Per Share (5,450,000 Shares)	$47.55

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$38,250
Unrealized Gain (Loss) on Market Value of Commodity Futures	(6,920,750)
Dividend Income	4,610
Interest Income	6
ETF Transaction Fees	2,100
Total Income (Loss)	$(6,875,784)

Expenses
Management Fees	$125,789
Professional Fees	21,105
Brokerage Commissions	504
Directors' Fees and insurance	5,177
SEC & FINRA Registration Expense	12,046
Total Expenses	164,621
Net Income (Loss)	$(7,040,405)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/22	$228,783,408
Additions (150,000 Shares)	4,077,109
Withdrawals (650,000 Shares)	(17,501,848)
Net Income (Loss)	(7,040,405)

Net Asset Value End of Month	$208,318,264
Net Asset Value Per Share (7,900,000 Shares)	$26.37

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$17,002,433
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,308,362)
Dividend Income	9,451
Interest Income	98
ETF Transaction Fees	2,800
Total Income (Loss)	$15,706,420

Expenses
Management Fees	$292,873
Professional Fees	36,949
Brokerage Commissions	14,394
Non-interested Directors' Fees and Expenses	9,580
SEC & FINRA Registration Expense	15,409
Total Expenses	369,205
Net Income (Loss)	$15,337,215

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/22	$463,303,913
Additions (300,000 Shares)	11,000,502
Withdrawals (750,000 Shares)	(22,195,233)
Net Income (Loss)	15,337,215

Net Asset Value End of Month	$467,446,397

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596